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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2005

                       UNIVERSAL TRUCKLOAD SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      120510                   38-3640097
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                      11355 Stephens Road, Warren, Michigan
                    (Address of principal executive offices)

                                      48089
                                   (Zip Code)

                                 (586) 920-0100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2005, Universal Am-Can, Ltd., or UACL, a subsidiary of the Registrant, amended the consulting agreement between UACL and Angelo A. Fonzi, a director of the Registrant, a copy of which is furnished as Exhibit 10.1 to this Form 8-K.

Under the terms of the amendment, UACL and Mr. Fonzi agreed to extend his compensation rate of $10,000 per month for an additional twelve months, from August 2005 through August 2006. Under the terms of the original consulting agreement between UACL and Mr. Fonzi dated August 12, 2004, Mr. Fonzi's compensation rate would have decreased to $5,000 per month beginning in August 2005.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

             EXHIBIT NO.     DESCRIPTION
             -----------     ---------------------------------------------
             10.1            Amendment No. 1, dated September 28, 2005, to
                             Consulting Agreement dated August 12, 2004 between Universal Am-Can, Ltd. and Angelo A.
                             Fonzi.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNIVERSAL TRUCKLOAD SERVICES, INC.

                                        /s/ Robert E. Sigler
Date: September 30, 2005                ----------------------------------------
                                        Robert E. Sigler
                                        Vice President, Chief Financial Officer,
                                        Secretary  and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
--------  ------------------------------------------------------------------
10.1*+ Amendment No. 1, dated September 28, 2005, to Consulting Agreement dated August 12, 2004 between Universal Am-Can, Ltd. and Angelo A. Fonzi.

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     *     Filed herewith.
     +     Indicates a management contract, compensatory plan or arrangement